                       SCHEDULE 14A INFORMATION STATEMENT

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                         ROSS SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                       (Amended by Sec Act Rel No. 7331,
                     Exch Act Rel No. 37692, eff. 10/7/96.)

                               ROSS SYSTEMS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 18, 1998

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Ross Systems, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, November 18, 1998 at 9:00 a.m., local time, at the Company's executive offices in Atlanta, Georgia located at Two Concourse Parkway, Suite 800, Conference Room, Atlanta, Georgia, 30328, for the following purposes:

     1. To elect directors. The Board of Directors intends to nominate for re-election the five directors identified in the accompanying Proxy Statement.

     2. To approve the amendment to the 1998 Incentive Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares.

     3. To approve the amendment to the 1991 Employee Stock Purchase Plan to (i) increase the number of shares of Common Stock reserved for issuance thereunder by 150,000 shares and (ii) commencing in fiscal year 2000, provide for an annual increase in the number of shares of Common Stock reserved thereunder by the lesser of 150,000 shares or 1% of outstanding shares of Common Stock.

     4. To ratify the appointment of Arthur Andersen, LLP as independent auditors of the Company for the fiscal year ending June 30, 1999.

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only stockholders of record at the close of business on October 1, 1998 are entitled to vote at the meeting.

                                          FOR THE BOARD OF DIRECTORS
                                          Dennis V. Vohs, CHAIRMAN OF THE BOARD

Atlanta, Georgia

October 13, 1997

                                   IMPORTANT

    TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU RETURN A PROXY.

                               ROSS SYSTEMS, INC.
                             TWO CONCOURSE PARKWAY
                                   SUITE 800
                             ATLANTA, GEORGIA 30328

                         ANNUAL MEETING OF STOCKHOLDERS
                                PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed Proxy is solicited on behalf of the Board of Directors of Ross Systems, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held Wednesday, November 18, 1998 at 9:00 a.m., local time, or at any and all continuation(s) and adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held at the Company's executive offices in Atlanta, Georgia located at Two Concourse Parkway, Suite 800, Conference Room, Atlanta, Georgia 30328. The telephone number at that location is (770) 351-9600.

    These proxy solicitation materials were mailed on or about October 13, 1998 to all stockholders entitled to vote at the Annual Meeting.

PURPOSES OF THE ANNUAL MEETING

    The purposes of the Annual Meeting are to: (1) elect five directors to serve for the ensuing year and until their successors are duly qualified and elected;
(2) approve an amendment to the 1998 Incentive Stock Option Plan to increase the number of shares reserved for issuance thereunder by 1,000,000; (3) approve an amendment to the 1991 Employee Stock Purchase Plan to (A) increase the number of shares of Common Stock reserved for issuance thereunder by 150,000 and (B) commencing in fiscal 2000, an annual increase in the number of shares of Common Stock reserved for issuance thereunder equal to the lesser of 150,000 shares or 1% of the Company's outstanding shares of Common Stock; (4) ratify the appointment of Arthur Andersen, LLP as the Company's independent accountants for the 1999 fiscal year; and (5) transact such other business as may properly come before the meeting and any and all continuations and adjournments thereof.

RECORD DATE, VOTING SECURITIES AND SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND
  MANAGEMENT

    Only stockholders of record at the close of business on October 1, 1998 (the "Record Date") are entitled to receive notice and vote at the Annual Meeting. At the Record Date, 21,876,880 shares of the Company's Common Stock were issued and outstanding and held of record by 418 registered stockholders. The closing price of the Company's Common Stock on the Record Date, as reported by the NASDAQ National Market, was $2.688 per share.

    The following table sets forth the beneficial ownership of Common Stock of the Company as of September 11, 1998 by (a) each director, (b) each of the executive officers identified in the Summary Compensation Table, (c) all directors and executive officers as a group, and (d) each person known to the Company to be a beneficial owner of 5% or more of the shares outstanding on September 11, 1998. Under the rules of the United States Securities and Exchange Commission (the "SEC"), beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of September 11, 1998 through the exercise of any stock option.

                                                                       SHARES        APPROXIMATE
                                                                     BENEFICIALLY      PERCENT
NAME OF BENEFICIAL OWNERS                                             OWNED(1)          OWNED
-------------------------------------------------------------------  -----------  -----------------
Dennis V. Vohs(2)..................................................     675,316             3.2%
Donald F. Campbell(3)..............................................      41,950               *%
Mario M. Rosati(4).................................................      30,000               *%
Bruce J. Ryan(5)...................................................      30,000               *%
Joseph L. Southworth(6)............................................      89,421               *%
J. Patrick Tinley(7)...............................................     191,792               1%
J.William Goodhew, III(8)..........................................      24,000               *%
Peter D. Van Houten(9).............................................      37,613               *%
Robert B. Webster(10)..............................................      45,833               *%
Oscar Pierre.......................................................     147,785               *%
Malcolm C. Marais(11)..............................................       1,125               *%
All officers and directors as a group
  (11 persons)(12).................................................   1,461,536             6.3%

------------------------

* Less than 1%.

(1) The table is based upon information supplied by executive officers, directors and principal stockholders. Unless otherwise indicated, each of the stockholders named in the table has sole voting investment and/or dispositive power with respect to all shares of Common Stock shown as beneficially owned, subject to community property laws where applicable and to the information contained in the footnotes to this table.

(2) Includes options to purchase 215,725 shares of Common Stock exercisable within 60 days of September 11, 1998.

(3) Includes options to purchase 38,250 shares of Common Stock exercisable within 60 days of September 11, 1998.

(4) Consists of options to purchase 30,000 shares of Common Stock exercisable within 60 days of September 11, 1998.

(5) Consists of options to purchase 30,000 shares of Common Stock exercisable within 60 days of September 11, 1998.

(6) Includes options to purchase 82,371 shares of Common Stock exercisable within 60 days of September 11, 1998.

(7) Includes options to purchase 101,292 shares of Common Stock exercisable within 60 days of September 11, 1998.

(8) Includes options to purchase 4,000 shares of Common Stock exercisable within 60 days of September 11, 1998.

(9) Includes options to purchase 31,275 shares of Common Stock exercisable within 60 days of September 11, 1998.

(10) Includes options to purchase 9,750 shares of Common Stock exercisable within 60 days of September 11, 1998.

(11) Consists of options to purchase 1,125 shares of Common Stock exercisable within 60 days of September 11, 1998.

(12) Includes options to purchase 543,788 shares of Common Stock exercisable within 60 days of September 11, 1998.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the corporate Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

VOTING; QUORUM; ABSTENTIONS AND BROKER NON-VOTES

    Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors (Proposal One). A plurality of the Votes Cast (see definition below) at the Annual Meeting is required for the election of directors (Proposal One). For all other proposals, the affirmative vote of the majority of the Votes Cast at the Annual Meeting is required for approval.

    The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote at the Annual Meeting, present in person or represented by proxy. Shares that are voted "FOR," "AGAINST" or "ABSTAIN" from a matter are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast by the Common Stock, present in person or represented by proxy, at the Annual Meeting and "entitled to vote on the subject matter" (the "Votes Cast") with respect to such matter. If a quorum is not present or represented, then either the chairman of the Annual Meeting or the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, will have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned Annual Meeting.

    Although there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of Votes Cast with respect to a particular matter. Therefore, in the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner.

    Broker non-votes, however, shall be treated differently. In a 1988 Delaware case, BERLIN V. EMERALD PARTNERS, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Consequently, broker non-votes with respect to proposals set forth in this Proxy Statement will not be considered Votes Cast and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

    Therefore, for purposes of the election of directors (Proposal One), neither abstentions nor broker non-votes will have any effect on the outcome of the vote. For all other proposals, abstentions will have the same effect as votes against these proposals and broker non-votes will not have any effect on the outcome of the vote.

    PROXIES IN THE ACCOMPANYING FORM THAT ARE PROPERLY EXECUTED AND RETURNED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE

INSTRUCTIONS ON THE PROXY. ANY PROPERLY EXECUTED PROXY ON WHICH THERE ARE NO INSTRUCTIONS INDICATED ABOUT A SPECIFIED PROPOSAL WILL BE VOTED AS FOLLOWS: (I) FOR THE ELECTION OF THE FIVE PERSONS NAMED IN THIS PROXY STATEMENT AS THE BOARD OF DIRECTORS' NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS; (II) FOR AN AMENDMENT TO THE 1998 INCENTIVE STOCK OPTION PLAN, (III) FOR AN AMENDMENT TO THE 1991 EMPLOYEE STOCK PURCHASE PLAN, AND (IV) FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 1999 FISCAL YEAR. NO BUSINESS OTHER THAN THAT SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF STOCKHOLDERS IS EXPECTED TO COME BEFORE THE ANNUAL MEETING. SHOULD ANY OTHER MATTER REQUIRING A VOTE OF STOCKHOLDERS PROPERLY ARISE, THE PERSONS NAMED IN THE PROXY WILL VOTE THE SHARES THEY REPRESENT AS THE BOARD OF DIRECTORS MAY RECOMMEND. THE PERSONS NAMED IN THE PROXY MAY ALSO, AT THEIR DISCRETION, VOTE THE PROXY TO ADJOURN THE ANNUAL MEETING FROM TIME TO TIME.

SOLICITATION

    The cost of soliciting proxies will be borne by the Company. The Company may retain Kissel-Blake, Inc., a proxy solicitation firm, to solicit proxies in connection with the Annual Meeting at an estimated cost of $10,000. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or telegram.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

    Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy roles promulgated by the SEC. Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1999 Annual Meeting must be received by the Company no later than June 15, 1999 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. The attached proxy card grants the proxy holders discretionary authority to vote on any matter properly raised at the Annual Meeting. If a stockholder intends to submit a proposal at the 1999 Annual Meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the stockholder must do so no later than August 28, 1999. If such stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 1999 Annual Meeting.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

NOMINEES

    A board of five directors has been nominated for election at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's five nominees named below, all of who are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his successor has been elected.

                                                                         PRINCIPAL                               DIRECTOR
NAME OF NOMINEE                     AGE                                 OCCUPATION                                 SINCE
------------------------------      ---      -----------------------------------------------------------------  -----------
Dennis V. Vohs................          54   Chairman of the Board and Chief Executive Officer of the Company         1988
J. William Goodhew, III.......          60   Vice President of Intelligent Systems Corporation                        1997
Mario M. Rosati...............          52   Attorney, Wilson, Sonsini, Goodrich & Rosati, P.C.                       1993
Bruce J. Ryan.................          55   Executive Vice President Finance and Administration Of Global
                                               Knowledge Network, Inc.                                                1992
J. Patrick Tinley.............          50   President and Chief Operating Officer of the Company                     1993

    There are no family relationships among any directors or executive officers of the Company.

    Mr. Vohs has served as Chairman of the Board and Chief Executive Officer of the Company since November 1988. Prior to joining the Company, Mr. Vohs held various executive positions with Management Science America, Inc., a software company, over an 18-year period. Prior to that, he held various technical positions at IBM. Mr. Vohs holds a BA in Industrial Engineering from The Georgia Institute of Technology.

    Mr. Goodhew joined Intelligent Systems Corporation, a publicly traded technology product and services company, as Vice President in January 1997. Prior to that, Mr. Goodhew was President of Peachtree Software, Inc., a privately held software company, from 1984 to 1994. In 1994, Peachtree Software was purchased by Automatic Data Processing, Inc., a publicly traded company providing computerized services. Mr. Goodhew remained at Peachtree Software, Inc. in a managerial capacity until joining Intelligent Systems Corporation. Mr. Goodhew serves on the Board of Directors of Navision A. S., a Danish software company, and is the Chairman of its subsidiary Navision U.S.

    Mr. Rosati has been a member of the law firm Wilson Sonsini Goodrich & Rosati, Professional Corporation, since 1971. Mr. Rosati is a director of C*ATS Software Inc., Genus, Inc., Meridian Data, Inc., and Sanmina Corporation all publicly trade companies, and several privately held companies. Mr. Rosati hold a BA in history from University of California, Los Angeles and a JD from Boalt Hall at the University of California, Berkeley.

    Mr. Ryan has served as Executive Vice President, Finance and Administration of Global Knowledge Network, Inc., an independent information technology education company, since February 1998. Mr. Ryan was Executive Vice President and Chief Financial Officer of Amdahl Corporation, a computer solutions company. Mr. Ryan holds BA in Business Administration from Boston College and an MBA from Suffolk University.

    Mr. Tinley joined the Company in November 1988 as Executive Vice President, Business Development and has served as Executive Vice President, Product Development and Executive Vice President,

Product Development Client Services. Mr. Tinley was promoted to President and Chief Operating Officer in 1995 and has been a director of the Company since 1993. Prior to 1988, Mr. Tinley held management positions with Management Science of America, Inc., a software company and Royal Crown Companies.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held a total of 5 meetings during the fiscal year ended June 30, 1998. During fiscal 1998, each director attended at least 80% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served. The Board of Directors has an Audit Committee, a Compensation Committee and a Stock Option Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

    During the year ended June 30, 1998, the Audit Committee of the Board consisted of directors Rosati, Ryan and Goodhew and held 3 meetings during the fiscal year ended June 30, 1998. Following the Annual Meeting, the Board intends to re-appoint directors Rosati, Ryan and Goodhew, with director Ryan as Committee Chairman. The Audit Committee recommends engagement of the Company's independent auditors, and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

    During the year ended June 30, 1998, the Compensation Committee of the Board consisted of directors Rosati, Ryan and Goodhew and held 1 meeting during the fiscal year ended June 30, 1998. Following the Annual Meeting, the Board intends to re-appoint directors Rosati, Ryan and Goodhew, with director Goodhew as Committee Chairman. The Compensation Committee makes recommendations to the Board regarding the Company's executive compensation policy.

    During the year ended June 30, 1998, the Stock Option Committee consisted of directors Rosati, Ryan and Goodhew. The responsibilities of the Stock Option Committee were executed primarily by the Board of Directors during the year ended June 30, 1998. Following the Annual Meeting, the Board intends to re-appoint directors Rosati, Ryan and Goodhew, with director Rosati as Committee Chairman. The Stock Option Committee grants stock options and administers the 1998 Incentive Stock Option Plan.

COMPENSATION OF DIRECTORS

    For the fiscal year ended June 30, 1998, directors were compensated $2,000 for each Board of Directors meeting attended and $1,000 for participating in any telephonic Board of Directors meetings which were not regularly scheduled. In addition, directors are reimbursed for travel expenses incurred in connection with attending Board of Directors meetings.

    Annually, each non-employee director is automatically granted 4,000 stock options to purchase shares of the Company's Common Stock pursuant to the terms of the 1998 Incentive Stock Option Plan (the "Stock Plan"). Options granted to non-employee Directors under the Stock Plan are not intended by the Company to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Pursuant to the Stock Plan, on the Annual Meeting date, each non-employee director who is elected or re-elected at the meeting is granted an option to purchase 4,000 shares of Common Stock. In addition, any non-employee director newly elected to the Board of Directors receives an option for 10,000 shares of Company Common Stock. The 10,000-share option vests 25% a year over four years and the 4,000 share options are fully vested on the dates of grant. The price of all options granted is equal to the closing price of the Company's Common Stock, as quoted on the NASDAQ National Market, on the date of grant. During fiscal 1998, outside directors were granted a total of 22,000 stock options at an exercise price of $3.875.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF DENNIS V. VOHS, MARIO M. ROSATI, BRUCE J. RYAN, J. PATRICK TINLEY AND J. WILLIAM GOODHEW, III AS DIRECTORS.

                                 PROPOSAL NO. 2

                 AMENDMENT TO 1998 INCENTIVE STOCK OPTION PLAN

PROPOSAL

    The Board of Directors of the Company approved an amendment to the Company's 1998 Incentive Stock Option Plan (the "Stock Plan") in October 1998, subject to stockholder approval, to increase the number of shares of Common Stock reserved for issuance under the Stock Plan by an aggregate of 1,000,000 shares to a new total of 1,900,000 shares.

    The proposed increase in the number of shares of Common Stock reserved for issuance under the Stock Plan is for the purposes of establishing a reserve for stock option grants to employees, consultants and directors (including non-employee directors) pursuant to the terms of the Stock Plan.

SUMMARY OF PLAN

    PURPOSE. The purposes of the Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the success of the Company's business.

    ELIGIBILITY; ADMINISTRATION. The Stock Plan provides that options may be granted to employees and service providers, (which includes consultants and non-employee directors). Incentive stock options may only be granted to employees. The Stock Plan may be administered by the Board of Directors or Board Committees (the "Administrator"). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code (the "Code"), the Stock Plan shall be administered by a committee of two or more "outside directors" within the meaning of Section 162(m) of the Code. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3. Otherwise, the Stock Plan shall be administered by the Board or a committee, which committee shall be constituted to satisfy applicable laws.

    The Administrator of the Stock Plan shall have full power to select, from among the employees and consultants of the Company eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participant and to determine the specific terms of each grant, subject to the provisions of the Stock Plan. The interpretation and construction of any provision of the Stock Plan by the Administrator shall be final and conclusive.

    EXERCISE PRICE. The exercise price of options granted under the Stock Plan shall be determined on the date of grant by reference to the closing price of the Company's Common Stock as reported on the NASDAQ Stock Market. In the event of the grant of a Nonststutory option below the fair market value, the difference between fair market value on the date of grant and the exercise price shall be treated as a compensation expense for accounting purposes and will therefore affect the Company's earnings. In the case of options granted to an employee who at the time of grant owns more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, the exercise price must be at least 110% of the fair market value per share of the Common Stock at the time of grant. The exercise price of incentive stock options must be at least 100% of the fair market value per share at the time of grant.

    PERFORMANCE-BASED COMPENSATION LIMITATIONS. No employee shall be granted in any fiscal year of the Company options to acquire in the aggregate 500,000 shares of Common Stock. The foregoing limitation, which shall adjust proportionately in connection with any change in the Company's capitalization, is intended to satisfy the requirements applicable to options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code. In the event that the Administrator determines that such limitation is not required to qualify options as performance-based compensation, the Administrator may modify or eliminate such limitation.

    EXERCISABILITY. Options granted to new optionees under the Stock Plan generally become exercisable starting one year after the date of grant with 25% of the shares covered thereby becoming exercisable at that time and with an additional 1/48 of the total number of option shares becoming exercisable at the beginning of each full month thereafter, with full vesting occurring on the fourth anniversary of the date of grant. Subsequent options granted to optionees under the Stock Plan generally become exercisable at the rate of 1/48 of the total number of option shares becoming exercisable at the beginning of each full month after the date of grant, with full vesting occurring on the fourth anniversary of the date of grant. The term of an option may not exceed ten years. No option may be transferred by the optionee other than by will or the laws of descent or distribution. Each option may be exercised, during the lifetime of the optionee, only by such optionee.

    STOCK PURCHASE RIGHTS. The Stock Plan permits the Company to grant rights to purchase Common Stock. After the Administrator determines that it will offer stock purchase rights under the Stock Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of shares that the offeree shall be entitled to purchase, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a stock purchase agreement or a stock bonus agreement in the form determined by the Administrator.

    Unless the Administrator determines otherwise, the stock purchase agreement or a stock bonus agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason. The purchase price for shares repurchased pursuant to the stock purchase agreement or a stock bonus agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Board or Committee may determine.

    AMENDMENT AND TERMINATION OF THE STOCK PLAN. The Board may amend the Stock Plan at any time or from time to time or may terminate the Stock Plan without approval of the stockholders; provided, however, that stockholder approval is required for any amendment to the Stock Plan for which stockholder approval would be required under applicable law, as in effect at the time. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the Stock Plan. The Administrator may accelerate any option or waive any condition or restriction pertaining to such option at any time. The Administrator may also substitute new stock options for previously granted stock options, including previously granted stock options having higher option prices, and may reduce the exercise price of any option to the then current fair market value, if the fair market value of the Common Stock covered by such option shall have declined since the date the option was granted. In any event, the Stock Plan shall terminate in August 2007. Any options outstanding under the Stock Plan at the time of its termination shall remain outstanding until they expire by their terms.

CERTAIN FEDERAL TAX INFORMATION

    An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or at the time it is exercised, although exercise of the option may subject the optionee to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the option and one year after exercise of the option, any gain will be treated as long-term capital gain. If these holding periods are not satisfied at the time of sale, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the option exercise or (ii) the sale price of the stock, and the Company will be entitled to a deduction in the same amount. (Different rules may apply upon a premature disposition by an optionee who is an officer, director or 10 % stockholder of the Company.) Any additional gain or loss recognized on such a premature disposition of the shares will be characterized as capital gain or loss. If the Company grants an incentive stock option and as a result of the grant the optionee has the right in any calendar year to exercise for the first time one or more incentive stock options for shares having an aggregate fair market value (under all plans of the Company and determined for each share as of the date the option to purchase the share was granted) in excess of $100,000, then the excess shares must be treated as non-statutory options.

    An optionee who is granted a non-statutory stock option will also not recognize any taxable income upon the grant of the option. However, upon exercise of a non-statutory stock option, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized by an optionee who is an employee of the Company will be subject to tax withholding by the Company. Upon resale of the shares by the optionee, any difference between the sales price and the fair market value at the time of exercise, to the extent not recognized, as ordinary income as described above, will be treated as capital gain or loss. The Company will be allowed a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the optionee.

    Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of
Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

    The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of the Company.

    The foregoing summary of the federal income tax consequences of Stock Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences.

OPTION REPRICING; CHANGE OF CONTROL

    On September 18, 1998, the Company's Board of Directors approved an adjustment to the exercise price for outstanding stock options held by current employees of the Company which have an exercise price per share of $3.00 and above. As consideration for the repricing, officers of the Company participating in the option repricing were required to forfeit 10% of the shares subject to each option being repriced, while non-officer employees are subject to a one year exercise black out period on repriced options. The revised exercise price was established by reference to the closing price of the Company's Common Stock on September 28, 1998, $2.594 per share.

    The offer to reprice options was extended only to current employees of the Company. The offer was not extended to options held by consultants or non-employee directors. Each repriced option has terms substantially similar to the original option except that in the case of repriced options held by officers, the number of shares subject to the options was reduced by 10% and in the case of repriced options held by non-officer employees, such options cannot be exercised until September 28, 1999, with certain hardship exceptions in the case of the exercise blackout.

    In approving the option repricing, the Board relied in part upon the views of its outside advisors with respect to the legal, accounting and compensation issues associated with the action and took into consideration, among other things, the following factors: (i) the Company historically has both salary and total compensation packages which were at or below its competitors market levels and has remained competitive through stock option grants to employees; (ii) the Company historically has used stock options as its principle long term incentive investment program; (iii) the employees of the Company possess marketable skills; and (iv) senior management of the Company believed that there was potential for increased attrition among its key employees and that the repricing would significantly help to mitigate such risk. In addition the Company desires to increase the employee investment stake in the Company and considered that factor in placing minimal restriction on their ability to participate in the repricing.

    On September 18, 1998, the Company's Board of Directors also approved an amendment to the Stock Plan and amendments to the options previously granted under the Company's 1988 Incentive Stock Plan to provide for accelerated vesting and exercisability of 100% of such options (and in the case of the Stock Plan, options granted in the future) in the event of a change of control of the Company. The Board defined a "change of control" as the occurrence of any of the following events: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; or
(ii) a change in the composition of the Board of Directors of the Company as a result of which fewer than a majority of the directors are "Incumbent Directors." The Board defined "Incumbent Directors" to mean directors who either
(A) are directors of the Company as of September 18, 1998, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for election as a director without objection to such nomination) of at least three-quarters of the Incumbent Directors at the time of such election or nomination.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

    Approval of the amendment to the Stock Plan requires the affirmative vote of the Votes Cast.

    THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE STOCK PLAN. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THIS PROPOSAL.

                                 PROPOSAL NO. 3

                 AMENDMENT TO 1991 EMPLOYEE STOCK PURCHASE PLAN

PROPOSAL

    At the Annual Meeting, the stockholders are being asked to approve an amendment to the Company's 1991 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares reserved for issuance thereunder by 150,000 shares, for a new total of 800,000 shares, and to provide for an annual increase in the number of shares of Common Stock reserved thereunder by the lesser of 150,000 shares or 1% of the outstanding shares of Common Stock. The Purchase Plan was adopted by the Board of Directors and approved by the stockholders in March 1991. In November 1996, the stockholders approved an amendment to the Purchase Plan to increase the number of shares reserved for issuance under the Purchase Plan by 150,000. As of June 30, 1998, a total of 616,179 shares had been issued to employees at an average purchase price of $4.3240 per share pursuant to fourteen offerings under the Purchase Plan and 33,821 shares remain available for future issuance.

    Recent accounting pronouncements have altered the accounting treatment in the case of a shortfall of shares reserved for issuance under an employee stock purchase plan. As a result, if a shortfall occurs during a purchase period, the Company is unable to seek stockholder approval for an increase without incurring significant compensation charges. Therefore, the Board of Directors has approved the amendment to the Purchase Plan, which would automatically increase the shares reserved for issuance under the Purchase Plan according to a formula and proposed that it be approved by the stockholders at the Annual Meeting. While such an amendment minimizes the likelihood of a shortfall and resulting compensation charge, the Purchase Plan will require periodic monitoring to ensure that no shortfall occurs. As amended, the number of shares reserved for issuance under the Purchase Plan would be increased automatically each year on the date of the Annual Meeting of Stockholders commencing in 1999 by an amount equal to the lesser of (i) 150,000 shares or (ii) 1% of the outstanding shares of Common Stock of the Company on such date. If a shortfall occurs, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. If the amendment to the Purchase Plan is approved, a maximum additional 1,950,000 shares would be reserved for issuance under the Purchase Plan and therefore the maximum number of shares which could be issued under the Purchase Plan over its term would be 2,750,000 shares.

    The purpose of the Purchase Plan is to provide employees of the Company with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. In connection with its initial public offering in 1991, the Company implemented the Purchase Plan as an incentive to its employees and executives as a means to promote increased stockholder value. Management believes that stock ownership is one of the prime methods of attracting and retaining key personnel responsible for the continued development and growth of the Company's business. In addition, an employee stock purchase plan is considered a competitive necessity in the high technology industry.

    The fair market value of the Common Stock of the Company on the first day of the most recent offering period was $5.0630 per share. See "Purchase Price."

SUMMARY OF PURCHASE PLAN

    ADMINISTRATION. The Purchase Plan may be administered by the Board or a committee appointed by the Board, and is currently being administered by the Board. All questions of interpretation or application of the Purchase Plan are determined at the sole discretion of the Board or its committee. Members of the Board who are eligible employees are permitted to participate in the Purchase Plan but may not vote on any matter affecting the administration of the Purchase Plan or the grant of any options pursuant to the Purchase Plan. No member of the Board who is eligible to participate in the Purchase Plan may be a member of the committee appointed to administer the Purchase Plan. Members of the Board receive no additional compensation for their services in connection with the administration of the Purchase Plan.

    ELIGIBILITY. Any person who is employed by the Company (or by any of its subsidiaries which are designated from time to time by the Board) for at least twenty (20) hours per week and more than five (5) months in a calendar year is eligible to participate in the Purchase Plan, provided that such employee has completed three months of continuous service prior to the commencement date of the offering period and subject to certain limitations imposed by Section 423(b) of the Code. As of October 1, 1998, approximately 374 employees were eligible to participate in the Purchase Plan.

    Notwithstanding the foregoing, no employee shall be permitted to subscribe for shares under the Purchase Plan if, immediately after the grant of options, the employee would own 5% or more of the voting stock or value of all classes of stock of the Company or its majority-owned subsidiaries (including stock which may be purchased through subscriptions under the Purchase Plan or pursuant to any other options), nor shall any employee be granted an option which would permit his or her rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the fair market value of the shares at the time the option is granted) for each calendar year in which such option is outstanding at any time.

    OFFERING DATES. The Purchase Plan is implemented by one offering during each six-month period of the Purchase Plan. The offering periods commence approximately July 1 and January 1 of each year. The initial offering period under the Purchase Plan began on July 1, 1991.

    PARTICIPATION IN THE PURCHASE PLAN. Eligible employees become participants in the Purchase Plan by delivering to the Company a subscription agreement authorizing payroll deductions prior to the applicable offering date, or at such other time as may be determined by the Board for all eligible employees with respect to a given offering. An employee who becomes eligible to participate in the Purchase Plan after the commencement of an offering may not participate in the Purchase Plan until the commencement of the next offering.

    PURCHASE PRICE. The purchase price per share at which shares are sold under the Purchase Plan is the lower of 85% of the fair market value of a share of Common Stock on the date of commencement of the offering period or 85% of the fair market value of a share of Common Stock on the last day of the offering period. For so long as the Company's Common Stock is listed on the NASDAQ National Market, the fair market value of the Common Stock on a given date shall be based upon the closing price of the Common Stock on the NASDAQ National Market as of such date.

    PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS. The purchase price of the shares is accumulated by payroll deductions during the offering period. The deductions may not exceed 10% of a participant's eligible compensation, which is defined in the Purchase Plan to include all regular straight time salary in effect at the beginning of the offering period, exclusive of any payments for overtime, bonuses, commissions or other incentive compensation. A participant may discontinue his or her participation in the Purchase Plan or may decrease, but not increase, the rate of payroll deductions at any time during the offering period. Payroll deductions shall commence on the first payday following the commencement date of the offering and shall continue at the same rate until the end of the offering period unless sooner terminated or amended as provided in the Purchase Plan. All payroll deductions are credited to the participant's account under the Purchase Plan and are deposited with the general funds of the Company. To the extent that an employee's payroll deductions exceed the amount required to purchase the shares subject to option, such excess is added to subsequent offering period contributions by the employee without interest. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

    PURCHASE OF STOCK; EXERCISE OF OPTION. At the beginning of each offering period, by executing a subscription agreement to participate in the Purchase Plan, each employee is in effect granted an option to purchase shares of Common Stock. The maximum number of shares placed under option to a participant in an offering shall not exceed the number of shares determined by dividing $12,500 by the fair market value of the Common Stock at the beginning of the offering period. See "Payment of Purchase Price; Payroll Deductions" for limitations on payroll deductions. Unless an employee withdraws from participation in the Purchase Plan or an employee's participation is otherwise discontinued, the employee's option for the purchase of shares will be exercised automatically at the end of the offering period for the maximum number of shares at the applicable price.

    WITHDRAWAL; TERMINATION OF EMPLOYMENT. While each participant in the Purchase Plan is required to sign a subscription agreement authorizing payroll deductions, the participant's interest in a given offering may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable six-month offering period. Termination of a participant's continuous status as an employee for any reason, including retirement or death, cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to such participant or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement.

    AMENDMENT AND TERMINATION OF THE PURCHASE PLAN. The Board may at any time amend or terminate the Purchase Plan, except that such termination shall not affect options previously granted, nor may any amendment make any change in an option previously granted which adversely affects the rights of any participant. To the extent necessary to comply with SEC Rule 16b-3 or with Section 423 of the Code, (or any other applicable law or regulation), the Company shall obtain stockholder approval of any amendment of the Purchase Plan in such a manner and to such a degree as is required. The Purchase Plan will terminate in 2011.

    CERTAIN FEDERAL INCOME TAX INFORMATION. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. Upon disposition of the shares, the participant will generally be subject to tax. If the shares have been held by the participant for more than two years after the first day of the offering period and more than one year after the purchase date of the shares, the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares subject to option, or (b) 15% of the fair market value of the shares on the first day of the offering period, will be treated as ordinary income, and any further gain upon such disposition will be treated as long-term capital gain. If the shares are disposed of before the expiration of the holding periods described above, the excess of the fair market value of the shares on the last day of the offering period over the purchase price will be treated as ordinary income, and any further gain or any loss on such disposition will be capital gain or loss. Different rules may apply with respect to optionees subject to Section 16(b) of the Securities Exchange Act of 1934, as amended. The Company is not entitled to a deduction for amounts taxable to a participant, except to the extent of ordinary income reported by participants upon disposition of shares prior to the expiration of the holding periods described above. Participation in the Purchase Plan

    Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the Purchase Plan are not determinable. Non-employee directors are not eligible to participate in the Purchase Plan.

    The following table sets forth certain information regarding shares purchased during the fiscal year ended June 30, 1998 by each of the executive officers named in the Summary Compensation Table below who participated in the Purchase Plan, all current executive officers as a group, and all other employees who participated in the Purchase Plan as a group:

                                                                                           NUMBER OF
                                                                                            SHARES        DOLLAR
NAME OF INDIVIDUAL OR IDENTITY OF GROUP AND POSITION                                       PURCHASED     VALUE(1)
---------------------------------------------------------------------------------------  -------------  -----------
Dennis V. Vohs.........................................................................        7,820     $  10,988
J. Patrick Tinley......................................................................       --            --
Joseph L. Southworth...................................................................       --            --
Donald F. Campbell.....................................................................       --            --
Peter D. Van Houten....................................................................       --
All Current Executive Officers as a group (5 Persons)..................................        7,820        10,988
Non Executive Officer Directors as a group.............................................        *            --
All Other Employees as a group.........................................................      116,352     $ 157,025

------------------------

* Not eligible to participate in the Purchase Plan.

(1) Market value of shares on date of purchase minus the purchase price under the Purchase Plan.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

    The approval of the amendment to the Purchase Plan requires the affirmative vote of the Votes Cast.

    THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE PURCHASE PLAN. THE EFFECT OF AN ABSTENTION IS THE SAME AS A VOTE AGAINST THE PROPOSAL.

                                 PROPOSAL NO. 4

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board has selected Arthur Andersen, LLP, independent auditors, to audit the consolidated financial statements of the Company for the year ending June 30, 1999. For the year ended June 30, 1998, Arthur Andersen, LLP audited the Company's North American and European financial statements. Representatives of Arthur Andersen, LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPOINTMENT OF ARTHUR ANDERSEN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1999.

                      EXECUTIVE COMPENSATION COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth certain information regarding compensation earned during each of the Company's last three fiscal years by the Company's Chief Executive Officer, and each of the Company's four other most highly compensated executive officers, based on salary and bonus earned during fiscal 1998 (the "Named Executive Officers").

                                                                                                        LONG TERM
                                                                 ANNUAL COMPENSATION               COMPENSATION AWARDS
                                                        -------------------------------------  ----------------------------
                                                                                    OTHER       SECURITIES
                                                                                   ANNUAL       UNDERLYING      ALL OTHER
                                             FISCAL                             COMPENSATION     OPTIONS/     COMPENSATION
NAME AND PRINCIPAL POSITION                   YEAR      SALARY($)    BONUS($)      ($)(4)      SARS(#)(1)(2)     ($)(3)
-----------------------------------------  -----------  ----------  ----------  -------------  -------------  -------------
Dennis V. Vohs...........................        1998   $  337,570  $   31,255(5)   $  10,800       75,000      $   1,936
  Chairman of the Board and                      1997      312,550      --           10,800         50,000          1,936
  Chief Executive Officer                        1996      289,400      --           10,800         50,000          2,200

J. Patrick Tinley........................        1998   $  233,282  $   31,600(6)   $  10,400       75,000      $   1,936
  President and Chief Operating                  1997      215,998      10,000       10,400         50,000          2,121
  Officer(5)                                     1996      175,000      10,000       11,082         50,000         44,100

Joseph L. Southworth.....................        1998   $  175,000  $   32,500(7)   $  10,400       15,000      $   1,936
  Executive Vice President,                      1997      174,999      20,750       10,400         20,000          1,936
  Worldwide Development                          1996      155,300      11,500       10,400         10,000          2,100
  And Support

Donald F. Campbell.......................        1998   $  155,037  $   19,000(8)   $  10,000       15,000      $   1,936
  Vice President,                                1997      149,999      15,000       10,000         10,000          2,355
  Worldwide Marketing                            1996      145,000      --           21,640         20,000          1,500

Peter D. Van Houten......................        1998   $  145,000  $  122,544(9)   $  10,000       15,000      $   1,886
  Vice President,                                1997      140,000      44,619       51,623         30,000          1,886
  North American Sales                           1996      117,500      64,574        7,200         30,000          1,900

------------------------

(1) The Company has not granted any stock appreciation rights (SARs).

(2) On September 18, 1998, the Company's Board of Directors approved an adjustment to the exercise price for outstanding stock options held by current employees of the Company, including the Named Executive Officers, which have an exercise price per share of $3.00 and above. For a detailed description of the stock option repricing, see "PROPOSAL NUMBER TWO--AMENDMENT TO 1998 INCENTIVE STOCK OPTION PLAN--Option Repricing; Change of Control."

(3) Represents amounts contributed to the Company's 401(k) plan, on behalf of the officer by the Company and premiums paid by the Company on behalf of the officer for term life insurance.

(4) The amounts included in Other Annual Compensation include auto allowance and relocation reimbursements.

(5) Represents a bonus in the amount of $31,255 paid in fiscal 1998. In addition, an award was granted in the amount of $67,511 to be paid in fiscal 1999.

(6) Represents a bonus in the amount of $31,600 paid in fiscal 1998. In addition, an award was granted in the amount of $46,656 paid in fiscal 1999.

(7) Represents a bonus in the amount of $32,500 paid in fiscal 1998. In addition, an award was granted in the amount of $51,000 paid in fiscal 1999.

(8) Represents a bonus in the amount of $19,000 paid in fiscal 1998. In addition, an award was granted in the amount of $48,500 paid in fiscal 1999.

(9) Represents a bonus in the amount of $122,544 paid in fiscal 1998. In addition, an award was granted in the amount of $67,490 paid in fiscal 1999.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

    The following table provides information related to options granted to the Named Executive Officers during fiscal 1998.

                                                                                                       POTENTIAL REALIZABLE
                                                      INDIVIDUAL GRANTS IN FISCAL 1998                        VALUE
                                        ------------------------------------------------------------    AT ASSUMED ANNUAL
                                         NUMBER OF                                                            RATES
                                        SECURITIES                                                        OF STOCK PRICE
                                        UNDERLYING    PERCENT OF TOTAL                                   APPRECIATION FOR
                                         OPTIONS/       OPTIONS/SARS                                          OPTION
                                           SARS          GRANTED TO         EXERCISE                         TERM(5)
                                          GRANTED    EMPLOYEES IN FISCAL      PRICE      EXPIRATION   ----------------------
NAME                                     (#)(1)(2)         YEAR(3)          ($/SH)(4)       DATE          5%         10%
--------------------------------------  -----------  -------------------  -------------  -----------  ----------  ----------
Dennis V. Vohs........................      75,000            10.81%        $   5.063       4/23/08   $  238,807  $  605,184
J. Patrick Tinley.....................      75,000            10.81%            5.063       4/23/08      238,807     605,184
Joseph L. Southworth..................      15,000             2.16%            3.875      11/19/07       36,555      92,636
Donald F. Campbell....................      15,000             2.16%            3.875      11/19/07       36,555      92,636
Peter D. Van Houten...................      15,000             2.16%            5.500       8/22/06      103,767     262,967

------------------------

(1) The Company has not granted any SARs

(2) Options granted to new optionees under the Stock Plan generally become exercisable starting one year after the date of grant with 25% of the shares covered thereby becoming exercisable at that time and with an additional 1/48 of the total number of option shares becoming exercisable at the beginning of each full month thereafter, with full vesting occurring on the fourth anniversary of the date of grant. Subsequent options granted to optionees under the Stock Plan generally become exercisable at the rate of 1/48 of the total number of option shares becoming exercisable at the beginning of each full month after the date of grant, with full vesting occurring on the fourth anniversary of the date of grant.

(3) The Company granted options representing 701,650 shares to employees in fiscal 1998 under the Company's Stock Plan.

(4) On September 18, 1998, the Company's Board of Directors approved an adjustment to the exercise price for outstanding stock options held by current employees of the Company, including the Named Executive Officers, which have an exercise price per share of $3.00 and above. For a detailed description of the stock option repricing, see "PROPOSAL NUMBER TWO-AMENDMENT TO 1998 INCENTIVE STOCK OPTION PLAN-Option Repricing; Change of Control."

(5) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their terms assuming the specified compounded rates of appreciation on the Company's Common Stock over the terms of the options. These numbers are calculated based on SEC rules and do not reflect the Company's estimate of future stock price appreciation. Actual gains, if any are dependent on the timing of option exercises and the future performance of the Company's Common Stock. There can be no assurances that the rates of appreciation assumed in this table can be achieved or that amounts reflected will be realized by the individuals.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
  OPTION/SAR VALUES

    The following table provides information related to options exercised by the Named Executive Officers during fiscal 1998 and the number and value of options held at June 30, 1998.

                                                                         NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                        UNDERLYING UNEXERCISED    IN-THE-MONEY OPTIONS/ SARS
                                                                           OPTIONS/SARS AT
                                              SHARES        VALUE          JUNE 30, 1998(#)         AT JUNE 30, 1998($)(4)
                                            ACQUIRED ON   REALIZED    --------------------------  --------------------------
NAME                                        EXERCISE(#)   ($)(1)(2)   EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
------------------------------------------  -----------  -----------  -----------  -------------  -----------  -------------
Dennis V. Vohs............................      27,600    $  37,094      214,694        137,500    $ 238,148         *
J. Patrick Tinley.........................      40,000    $  53,760       87,546        137,500       67,262         *
Joseph L. Southworth......................           0            0       86,523         35,000      113,629        27,192
Donald F. Campbell........................           0            0       35,000         40,000        *             *
Peter D. Van Houten.......................           0            0       24,750         52,500       25,214        38,600

------------------------

(1) Based upon the fair market value of one share of the Company's Common Stock on the date the option was exercised, less the exercise price per share multiplied by the number of shares received upon exercise of the option.

(2) On September 18, 1998, the Company's Board of Directors approved an adjustment to the exercise price for outstanding stock options held by current employees of the Company, including the Named Executive Officers, which have an exercise price per share of $3.00 and above. For a detailed description of the stock option repricing, see "PROPOSAL NUMBER TWO--AMENDMENT TO 1998 INCENTIVE STOCK OPTION PLAN--Option Repricing; Change of Control."

(3) The Company has not granted any SARs.

(4) Value is based on the difference between the option exercise price and the fair market value at June 30, 1998 ($4.969 per share) multiplied by the number of shares underlying the option.

* Exercise price per share exceeds fair market value of one share of the Company's Common Stock on June 30, 1998.

        REPORT OF THE COMPENSATION COMMITTEE AND STOCK OPTION COMMITTEE
                           OF THE BOARD OF DIRECTORS

    The Compensation Committee and the Stock Option Committee of the Board is comprised of three outside directors of the Company, J. William Goodhew, III, Mario M. Rosati and Bruce J. Ryan. Together these committees are responsible for recommending to the Board the overall compensation plans which govern the compensation of the key executive officers, including the Chief Executive Officer and President, of the Company.

    The Company's executive pay programs are designed to provide a strong and direct link between Company performance and executive compensation. The Company believes that, in order to attract and retain the most qualified executives in the industry, its compensation policies must be competitive with companies in a similar business and of similar size. Accordingly, executive compensation is based on Company and individual performance in relation to annual goals for the executive and the Company. The annual goals set for the executive are based on revenue growth, profitability and cash flow, as appropriate for the executive's responsibilities. Executives are provided with a combination of one or more of the following types of compensation: salary, profit sharing and annual bonus, and long-term incentives.

    SALARY: All executive officers (other than the Chief Executive Officer and President) are provided with a fixed annual salary that is reviewed on an annual basis by the Compensation Committee and the Chief Executive Officer. Salary and increases in salary are determined partially by comparison of the executive's salary to salaries for similar positions at comparable companies, the executive's annual performance review, the value of contributions made by the executive and the executive's and the Company's performance in relation to goals established at the beginning of the period.

    In addition to considering the above factors when setting compensation increases, the Compensation Committee also considers the overall financial health of the Company. In years where corporate performance does not equal or exceed Company expectations, executive salary increases for the coming fiscal year may be either reduced or eliminated altogether.

    PROFIT SHARING AND ANNUAL BONUS: As an incentive to help the Company meet annual goals and become more profitable, all executive officers have a profit sharing component included in their compensation plans. The executive can earn profit sharing if the Company and the executive's organization meet or exceed annual goals for profitability, revenue growth and cash flow. Generally, executive compensation plans are structured so those higher level executives have a larger portion of their total compensation based on profit sharing. The determination of profit sharing is based on a formula in the executive's compensation plan, which is approved annually by the Compensation Committee. The Company feels that tying executive compensation to Company profitability aligns the overall interests of the stockholders with those of the executive. No profit sharing has been paid for the last three fiscal years.

    The Company also attempts to motivate its executives to make contributions of outstanding value by providing them the opportunity to earn an annual bonus. These bonuses, if paid, can represent a significant portion of the executive's compensation. In fiscal 1998, individual executive bonuses were targeted to be above 40%, excluding profit sharing, of the executive's salary. Each executive can potentially earn a percentage of his or her target bonus based on the achievement of the Company's and his or her organization's goals. For all executives, except Mr. Vohs, the executive's achievements in relation to established goals are evaluated by the Chief Executive Officer. The Compensation Committee evaluates the performance of the Chief Executive Officer and President. Like other executives, the decision to grant these executives a bonus is based on the performance of the Company and their contributions to the Company in the past fiscal year. The bonus plan is designed such that the executive earns a proportionally higher award if the Company and the executive's organization exceed their goals and a smaller or no award if the Company and the executive's organization do not exceed their goals.

    LONG-TERM INCENTIVES: The Stock Option Committee of the Board believes that employee equity ownership provides significant additional motivation to officers and employees to maximize value for the Company's stockholders, and therefore periodically grants stock options under the Stock Plan. The Committee grants stock options to executive officers at the prevailing market price, after considering the recommendation of the Chief Executive Officer, the positive effects the executive has made on the overall performance of the Company, stock option granting policies at companies of similar size in similar industries, and certain other factors. The stock options granted only have value to the executive if the Company's stock price increases over the exercise price. Therefore, the Committee believes that stock options serve to align the interests of option holders closely with those of stockholders because of the direct benefit executive officers receive through improved stock performance. During fiscal 1998, the Committee considered and granted stock options to the executive officers of the Company, including Dennis V. Vohs, the Company's Chief Executive Officer. Each of the officers received stock options based on his performance, level of responsibility, historical and expected contribution to the Company's success and prior grants, including vested and unvested options.

    COMPENSATION OF THE CHIEF EXECUTIVE OFFICER AND PRESIDENT: The Salary, Profit Sharing and Annual Bonus and Long-Term Incentives of Dennis V. Vohs and
J. Patrick Tinley, the Company's Chief Executive Officer and President, respectively, were determined in accordance with the criteria described in the "Salary", "Profit Sharing and Annual Bonus," and "Long-Term Incentives" sections of this report. These amounts were designed to compensate Mr. Vohs and Mr.Tinley at prevailing market rates when revenue growth, profitability and cashflow targets are met and at above market rates when revenue growth, profitability and cash flow targets were exceeded. Accordingly, because revenue growth, profitability and cash flow were lower than the targets set at the beginning of the fiscal year, Mr. Vohs and Mr. Tinley were awarded an increase in salary of $25,000 and $17,280, respectively, and stock option grants of 75,000 and 75,000, respectively. An annual bonus equal to forty percent of the maximum amount available under the established criteria was awarded by the Compensation Committee to both Mr. Vohs and Mr. Tinley on August 20, 1998 and payable in fiscal year 1999. Neither Mr. Vohs nor Mr. Tinley received any profit sharing in fiscal 1998. Neither Mr. Vohs nor Mr. Tinley participated in deliberations concerning their salary, bonus or stock option grants.

    COMPENSATION LIMITATIONS: Under Section 162(m) of the Code and regulations adopted thereunder by the Internal Revenue Service in August 1993, publicly-held companies may be precluded from deducting certain compensation in excess of $1.0 million paid to an executive officer in a single year. The regulations exclude from this limit performance-based compensation and stock options, provided certain requirements, such as stockholder approval, are satisfied. The Company is studying these regulations and currently intends to take the necessary actions to cause its compensation programs and stock option plans to qualify for the exclusions.

COMPENSATION COMMITTEE          STOCK OPTION COMMITTEE
Bruce J. Ryan                   Bruce J. Ryan
J. William Goodhew, III         J. William Goodhew, III
Mario M. Rosati                 Mario M. Rosati

    THE FOREGOING COMPENSATION COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    For the fiscal year ended June 30, 1998, directors' Goodhew, Rosati and Ryan served as members of the Compensation Committee of the Board of Directors. No member of the Compensation Committee was or is an officer or employee of the Company or any of its subsidiaries. In addition, during the fiscal year ended June 30, 1998, no officer of the Company had an "interlock" relationship, as the SEC defines that term, to report.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Exchange Act requires the Company's executive officers and directors to file initial reports of share ownership and report changes in share ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms, which they file.

    Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that for the period July 1, 1997 to June 30, 1998, all Section 16(a) filings were made on a timely basis.

                              CERTAIN TRANSACTIONS

    During fiscal 1998, Mario M. Rosati, a director of the Company, was also an attorney with Wilson Sonsini Goodrich & Rosati, Professional Corporation ("Counsel"). The Company retained Counsel as its legal advisers during the fiscal year. The Company plans to retain Counsel as its legal advisers again during fiscal 1999. The amounts paid by the Company to Counsel were less than 1% of Counsel's total gross revenues for its last completed fiscal year

    Under the terms of indemnification agreements with each of the Company's officers and directors, the Company is obligated to indemnify each officer and director against certain claims and expenses for which the director might be held liable in connection with past or future service on behalf of the Company. In addition, the Company's Certificate of Incorporation provide that, to the extent permitted by Delaware law, the officers and directors shall not be liable for monetary damages for breach of fiduciary duty as and officer or director.

    On September 18, 1998, the Company's Board of Directors approved an adjustment to the exercise price for outstanding stock options held by current employees of the Company, which have an exercise price per share of $3.00 and above. As consideration for the repricing, officers of the Company participating in the option repricing were required to forfeit 10% of the shares subject to each option being repriced, while non-officer employees are subject to a one year exercise black out period on repriced options. The revised exercise price was established by reference to the closing price of the Company's Common Stock on September 28, 1998, $2.594 per share. Each of the named Executive Officers accepted the Company's repricing offer.

    On September 18, 1998, the Company's Board of Directors also approved an amendment to the Stock Plan and amendments to the options previously granted under the Company's 1988 Incentive Stock Plan to provide for accelerated vesting and exercisability of 100% of such options (and in the case of the Stock Plan, options granted in the future) in the event of a change of control of the Company. The Board defined a "change of control" as the occurrence of any of the following events: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; or
(ii) a change in the composition of the Board of Directors of the Company as a result of which fewer than a majority of the directors are "Incumbent Directors." The Board defined "Incumbent Directors" to mean directors who either
(A) are directors of the Company as of September 18, 1998, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for election as a director without objection to such nomination) of at least three-quarters of the Incumbent Directors at the time of such election or nomination.

    On June 30, 1998, J. Patrick Tinley, the Company's President and Chief Operating Officer, delivered a promissory note to the Company for the principal sum of $145,000 in connection with Mr.Tinley's exercise of an option to purchase 40,000 shares of the Company's Common Stock at an exercise price of $3.625 per share. The Company loaned Mr. Tinley $145,000, and Mr. Tinley promised to repay the principal amount with simple interest at a rate of 5.58% per annum on or before June 30, 2003. At the option of the Company, all principal and interest owing under the note may be payable upon termination of Mr. Tinley's employment prior to June 30, 2003. This note is secured by the 40,000 shares of Common Stock of the Company received by Mr. Tinley upon the exercise of his stock options.

    On April 20, 1998, the Company delivered a letter to Stan F. Stoudenmire, the Company's former Vice President, Finance and Administration, Chief Financial Officer and Secretary, agreeing to provide Mr. Stoudenmire with payments equal to Mr. Stoudenmire's base salary for 12 months, in the amount of $150,000 following his departure from the Company. Mr. Stoudenmire's employment with the Company was terminated on April 20, 1998.

             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
                ROSS SYSTEMS, INC., NASDAQ COMPOSITE INDEX, AND
                              H&Q TECHNOLOGY INDEX

    Set forth below is a line graph comparing the annual percentage change in the cumulative total return on the Company's Common Stock with the cumulative total return of the NASDAQ Composite Index and H&Q Technology Index for the period commencing on June 30, 1993 and ending on June 30, 1998

                                  ROSS SYSTEMS
                              H&Q TECHNOLOGY INDEX
                        NASDAQ STOCK MARKET--U.S. INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           ROSS SYSTEMS    H&Q TECHNOLOGY   NASDAQ STOCK MARKET-U.S.
Jun-93            100.00            100.00                     100.00
Jul-93             84.85             94.26                     100.12
Aug-93             82.83            100.28                     105.29
Sep-93            103.03            102.12                     108.43
Oct-93             69.70            103.87                     110.86
Nov-93             66.67            105.40                     107.56
Dec-93             52.53            107.76                     110.56
Jan-94             40.40            114.41                     113.92
Feb-94             45.45            118.19                     112.85
Mar-94             43.43            111.73                     105.91
Apr-94             39.39            108.85                     104.54
May-94             34.34            109.17                     104.79
Jun-94             30.30            102.21                     100.96
Jul-94             32.32            106.03                     103.03
Aug-94             28.28            116.94                     109.60
Sep-94             26.26            116.56                     109.32
Oct-94             33.33            127.24                     111.47
Nov-94             42.42            126.14                     107.77
Dec-94             42.42            129.44                     108.07
Jan-95             34.34            127.55                     108.69
Feb-95             40.40            138.61                     114.44
Mar-95             45.45            144.95                     117.83
Apr-95             34.34            155.81                     121.55
May-95             32.32            161.39                     124.68
Jun-95             41.41            180.82                     134.78
Jul-95             50.51            197.33                     144.69
Aug-95             54.55            199.59                     147.63
Sep-95             55.56            204.35                     151.02
Oct-95             26.26            207.22                     150.15
Nov-95             25.25            204.68                     153.67
Dec-95             24.24            193.55                     152.86
Jan-96             20.20            196.41                     153.61
Feb-96             20.20            206.25                     159.45
Mar-96             30.30            197.27                     159.98
Apr-96             43.43            224.54                     173.25
May-96             57.58            227.92                     181.20
Jun-96             46.46            211.32                     173.04
Jul-96             38.38            189.60                     157.60
Aug-96             40.53            201.08                     166.43
Sep-96             46.46            224.33                     179.16
Oct-96             49.49            221.12                     177.18
Nov-96             56.06            247.19                     188.14
Dec-96             77.78            240.55                     187.97
Jan-97             47.47            266.31                     201.33
Feb-97             47.47            244.56                     190.19
Mar-97             35.85            229.29                     177.77
Apr-97             20.96            237.77                     183.33
May-97             29.79            273.56                     204.11
Jun-97             31.31            275.98                     210.36
Jul-97             34.84            320.38                     232.56
Aug-97             30.30            321.29                     232.21
Sep-97             29.29            334.47                     245.93
Oct-97             30.80            298.74                     233.19
Nov-97             30.30            295.62                     234.36
Dec-97             24.49            282.02                     230.62
Jan-98             23.23            300.10                     237.85
Feb-98             24.49            335.80                     260.18
Mar-98             23.23            341.47                     269.78
Apr-98             39.90            354.76                     274.35
May-98             38.38            328.88                     259.29
Jun-98             40.15            349.59                     277.56

    Assumes that $100.00 was invested on June 30, 1993 in the Company's Common Stock on each index, and that all dividends paid by companies whose shares are components of the index were reinvested. No dividends have been declared on the Company's Common Stock. Stockholder returns over the period indicated should not be considered indicative of future stockholder returns.

    THE FOREGOING STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

    THE COMPANY WILL MAIL WITHOUT CHARGE TO ANY STOCKHOLDER UPON REQUEST A COPY OF THE ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO THE CORPORATE SECRETARY, ROSS SYSTEMS, INC., TWO CONCOURSE PARKWAY, SUITE 800, ATLANTA, GEORGIA 30328.

                                                                     Appendix A

                               ROSS SYSTEMS, INC.

                             1998 STOCK OPTION PLAN

         1. Purposes of the Plan. The purposes of this Stock Option Plan are:

         - to attract and retain the best available personnel for positions of substantial responsibility,

         - to provide additional incentive to Employees, Directors and Consultants, and

         -        to promote the success of the Company's business.

         Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

         2. Definitions. As used herein, the following definitions shall apply:

         (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

         (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

         (c) "Board" means the Board of Directors of the Company.

         (d) "Code" means the Internal Revenue Code of 1986, as amended.

         (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

         (f) "Common Stock" means the common stock of the Company.

         (g) "Company" means Ross Systems, Inc., a California corporation.

         (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

         (i) "Director" means a member of the Board.

         (j) "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

         (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

         (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

         (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

         (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

         (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

         (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

         (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (r) "Option" means a stock option granted pursuant to the Plan.

         (s) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

         (t) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

         (u) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

         (v) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

         (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (x) "Plan" means this 1998 Stock Option Plan.

         (y) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

         (z) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

         (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         (bb) "Section 16(b)" means Section 16(b) of the Exchange Act.

         (cc) "Service Provider" means an Employee, Director or Consultant.

         (dd) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

         (ee) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

         (ff) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

         4. Administration of the Plan.

         (a) Procedure.

         (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

         (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

         (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

         (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

         (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

         (i) to determine the Fair Market Value;

         (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

         (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

         (iv) to approve forms of agreement for use under the Plan;

         (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

         (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

         (vii) to institute an Option Exchange Program;

         (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

         (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

         (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

         (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock

Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

         (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

         (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

         (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

         5. Eligibility.

         (a) Service Providers. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

         (b) Outside Directors.

         (i) For purposes of this subsection (b), "Outside Director" shall mean a member of the Board of Directors of the Company who is not an Employee.

         (ii) For purposes of this subsection (b), "Automatic Option" shall mean a Nonstatutory Stock Option granted to an Outside Director which is automatic and not subject to the discretion of any person.

         (iii) No person shall have any discretion to select which Outside Directors shall be granted Automatic Options or to determine the number of shares to be covered by Automatic Options granted to Outside Directors; provided, however, that nothing in this Plan shall be construed to prevent an Outside Director from declining to receive an Automatic Option under this Plan.

         (iv) Each Outside Director who is first elected to the Board of Directors at the 1997 Annual Meeting of Shareholders of the Company or thereafter shall be granted on the date of such election (whether by the shareholders or by the Board of Directors) an Automatic Option to purchase 10,000 Shares (subject to adjustment as provided in Section 13). Each Outside Director who has not previously been granted any Option under the Plan and who is re-elected at the 1997 Annual Meeting of Shareholders shall be granted on the date of the 1997 Annual Meeting of

Shareholders an Automatic Option to purchase 10,000 Shares (subject to adjustment as provided in Section 13).

         (v) On the date of the Annual Meeting of Shareholders in each calendar year commencing 1997, each Outside Director who is elected or re-elected at that meeting shall be granted an Automatic Option to purchase 4,000 Shares (subject to adjustment as provided in Section 13).

         (vi) The terms of each Automatic Option shall be as follows:

         (A) the term of the Automatic Option shall be five and one-half years;

         (B) Automatic Options granted pursuant to paragraph (iv) shall become exercisable cumulatively with respect to 25% of the 10,000 Shares subject thereto on each anniversary of the date of grant; Automatic Options granted pursuant to paragraph (v) shall be fully exercisable on the date of grant;

         (C) the exercise price per share of Common Stock shall be 100% of the fair market value of the Common Stock on the date of grant of the Automatic Option.

         6. Limitations.

         (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

         (c) The following limitations shall apply to grants of Options:

         (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

         (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

         (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 13.

         (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

         7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

         8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

         9. Option Exercise Price and Consideration.

         (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                  (i) In the case of an Incentive Stock Option

         (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

         (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

         (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

         (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

         (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

         (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

         (i) cash;

         (ii) check;

         (iii) promissory note;

         (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

         (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

         (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

         (vii) any combination of the foregoing methods of payment; or

         (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

         10. Exercise of Option.

         (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

         Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         11. Stock Purchase Rights.

         (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

         (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

         (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

         (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

         12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

         13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

         (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

         (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

         (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         15. Amendment and Termination of the Plan.

         (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

         (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

         (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

         (d) Automatic Options. Notwithstanding the foregoing, neither the provisions of Section 5(b), nor any other provisions pertaining to Automatic Option grants to Outside Directors, shall be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act (if applicable) or the rules thereunder.

         16. Conditions Upon Issuance of Shares.

         (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         19. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                               ROSS SYSTEMS, INC.

                                   STOCK PLAN

                             STOCK OPTION AGREEMENT

         Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT

[Optionee's Name and Address]

         You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:


        Grant Number
                                            -------------------------
        Date of Grant
                                            -------------------------
        Vesting Commencement Date
                                            -------------------------
        Exercise Price per Share            $
                                            -------------------------
        Total Number of Shares Granted
                                            -------------------------

        Total Exercise Price                $
                                            -------------------------

        Type of Option:                              Incentive Stock Option
                                            ------

                                                     Nonstatutory Stock Option
                                            ------
        Term/Expiration Date:
                                            -------------------------

     Vesting Schedule:

         This Option may be exercised, in whole or in part, in accordance with the following schedule:

         [25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to the Optionee continuing to be a Service Provider on such dates].

         Termination Period:

         This Option may be exercised for 30 days after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for one year after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT

         1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

         If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

         2. Exercise of Option.

         (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

         (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

         No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

         3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

         (a) cash; or

         (b) check; or

         (c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

         (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six
(6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

         (e) with the Administrator's consent, delivery of Optionee's promissory note (the "Note") in the form attached hereto as Exhibit C, in the amount of the aggregate Exercise Price of the Exercised Shares together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit B. The Note shall bear interest at the "applicable federal rate" prescribed under the Code and its regulations at time of purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement.

         4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

         6. Tax Consequences. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

         (a) Exercising the Option.

         (i) Nonstatutory Stock Option. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair

Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

         (ii) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

         (b) Disposition of Shares.

         (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

         (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

         (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

         7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of [state].

         8. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

         By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                   ROSS SYSTEMS, INC.

-----------------------------------         ----------------------------------
Signature                                   By

------------------------------------        ----------------------------------
Print Name                                  Title

------------------------------------
Residence Address

------------------------------------

                                CONSENT OF SPOUSE

         The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

                                         ---------------------------------------
                                         Spouse of Optionee

                                    EXHIBIT A

                               ROSS SYSTEMS, INC.

                                   STOCK PLAN

                                 EXERCISE NOTICE

Ross Systems, Inc.
Concourse Corporate Center 2
Two Concourse Parkway, Suite 800
Atlanta, GA  30328

Attention:  Secretary

         1. Exercise of Option. Effective as of today, ________________, 199__, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Ross Systems, Inc. (the "Company") under and pursuant to the Stock Plan (the "Plan") and the Stock Option Agreement dated _____________, 19___ (the "Option Agreement"). The purchase price for the Shares shall be $______, as required by the Option Agreement.

         2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

         3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

         4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

         5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

         6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of California.

Submitted by:                               Accepted by:

PURCHASER:                                  ROSS SYSTEMS, INC.

----------------------------------          ----------------------------------
Signature                                   By

----------------------------------          ----------------------------------
Print Name                                  Its

Address:                                    Address:
--------                                    --------
                                            Ross Systems, Inc.
---------------------------------           Concourse Corporate Center 2
                                            Two Concourse Parkway, Suite 800
---------------------------------           Atlanta, GA  30328

                                            ----------------------------------
                                            Date Received

                                    EXHIBIT B

                               SECURITY AGREEMENT

        This Security Agreement is made as of __________, 19___ between Ross Systems, Inc., a California corporation ("Pledgee"), and
_________________________ ("Pledgor").

                                    Recitals

         Pursuant to Pledgor's election to purchase Shares under the Option Agreement dated ________ (the "Option"), between Pledgor and Pledgee under Pledgee's Stock Plan, and Pledgor's election under the terms of the Option to pay for such shares with his promissory note (the "Note"), Pledgor has purchased _________ shares of Pledgee's Common Stock (the "Shares") at a price of $________ per share, for a total purchase price of $__________. The Note and the obligations thereunder are as set forth in Exhibit C to the Option.

         NOW, THEREFORE, it is agreed as follows:

         1. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number ______, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

         The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Option, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

         2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

         a. Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

         b. Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

         c. Margin Regulations. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

         3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

         4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

         5. Options and Rights. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

         6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

         a. Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

         b. Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

         In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the [state] Commercial Code.

         7. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

         8. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

         9. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

         10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

         11. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

         12. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

         13. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

         14. Governing Law. This Security Agreement shall be interpreted and governed under the internal substantive laws, but not the choice of law rules, of the State of California.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

        "PLEDGOR"
                                            ---------------------------------
                                            Signature

                                            ---------------------------------
                                            Print Name

                            Address:
                                            ---------------------------------

                                            ---------------------------------

        "PLEDGEE"                           Ross Systes, Inc.,
                                            a California corporation


                                            --------------------------------
                                            Signature

                                            --------------------------------
                                            Print Name

                                            --------------------------------
                                            Title

        "PLEDGEHOLDER"
                                            ---------------------------------
                                            Secretary of
                                            Ross Systems, Inc.

                                    EXHIBIT C

                                      NOTE

$_______________                                              Atlanta, Georgia

                                                         ______________, 19___

        FOR VALUE RECEIVED, _______________ promises to pay to Ross Systems, Inc., a California corporation (the "Company"), or order, the principal sum of _______________________ ($_____________), together with interest on the unpaid principal hereof from the date hereof at the rate of _______________ percent (____%) per annum, compounded semiannually.

        Principal and interest shall be due and payable on __________, 19___. Payment of principal and interest shall be made in lawful money of the United States of America.

        The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

        This Note is subject to the terms of the Option, dated as of ________________. This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

        The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

        In the event the undersigned shall cease to be an employee, director or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

        Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

                                           ------------------------------------

                                           ------------------------------------

                               ROSS SYSTEMS, INC.

                                   STOCK PLAN

                     NOTICE OF GRANT OF STOCK PURCHASE RIGHT

        Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

[Grantee's Name and Address]

        You have been granted the right to purchase Common Stock of the Company, subject to the Company's Repurchase Option and your ongoing status as a Service Provider (as described in the Plan and the attached Restricted Stock Purchase Agreement), as follows:

        Grant Number
                                           -------------------------

        Date of Grant
                                           -------------------------

        Price Per Share                    $
                                           -------------------------

        Total Number of Shares Subject
          to This Stock Purchase Right
                                           -------------------------

        Expiration Date:
                                           -------------------------

        YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company's representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the Stock Plan and the Restricted Stock Purchase Agreement, attached hereto as Exhibit A-1, both of which are made a part of this document. You further agree to execute the attached Restricted Stock Purchase Agreement as a condition to purchasing any shares under this Stock Purchase Right.

GRANTEE:                            ROSS SYSTEMS, INC.

---------------------------            --------------------------------
Signature                                            By

---------------------------            --------------------------------
Print Name                                           Title

                                   EXHIBIT A-1

                               ROSS SYSTEMS, INC.

                                   STOCK PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT

        Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

        WHEREAS the Purchaser named in the Notice of Grant, (the "Purchaser") is an Service Provider, and the Purchaser's continued participation is considered by the Company to be important for the Company's continued growth; and

        WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Administrator has granted to the Purchaser a Stock Purchase Right subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this Restricted Stock Purchase Agreement (the "Agreement").

        NOW THEREFORE, the parties agree as follows:

        1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase shares of the Company's Common Stock (the "Shares"), at the per Share purchase price and as otherwise described in the Notice of Grant.

        2. Payment of Purchase Price. The purchase price for the Shares may be paid by delivery to the Company at the time of execution of this Agreement of cash, a check, or some combination thereof.

        3.     Repurchase Option.

               (a) In the event the Purchaser ceases to be a Service Provider for any or no reason (including death or disability) before all of the Shares are released from the Company's Repurchase Option (see Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option (the "Repurchase Option") for a period of sixty (60) days from such date to repurchase up to that number of shares which constitute the Unreleased Shares (as defined in Section 4) at the original purchase price per share (the "Repurchase Price"). The Repurchase Option shall be exercised by the Company by delivering written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder) AND, at the Company's option, (i) by delivering to the Purchaser or the Purchaser's executor a check in the amount of the aggregate Repurchase Price, or (ii) by cancelling an amount of the Purchaser's indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the aggregate

Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

               (b) Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company's purchase rights under this Agreement and purchase all or a part of such Shares. If the Fair Market Value of the Shares to be repurchased on the date of such designation or assignment (the "Repurchase FMV") exceeds the aggregate Repurchase Price of such Shares, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of such Shares.

        4.     Release of Shares From Repurchase Option.

               (a) _______________________ percent (______%) of the Shares shall be released from the Company's Repurchase Option [one year] after the Date of Grant and __________________ percent (______%) of the Shares [at the end of each month thereafter], provided that the Purchaser does not cease to be a Service Provider prior to the date of any such release.

               (b) Any of the Shares that have not yet been released from the Repurchase Option are referred to herein as "Unreleased Shares."

               (c) The Shares that have been released from the Repurchase Option shall be delivered to the Purchaser at the Purchaser's request (see Section 6).

        5. Restriction on Transfer. Except for the escrow described in Section 6 or the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the Company's Repurchase Option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

        6.     Escrow of Shares.

               (a) To ensure the availability for delivery of the Purchaser's Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option, the Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-2. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached hereto as Exhibit A-3, until such time as the Company's

Repurchase Option expires. As a further condition to the Company's obligations under this Agreement, the Company may require the spouse of Purchaser, if any, to execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-4.

               (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

               (c) If the Company or any assignee exercises the Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

               (d) When the Repurchase Option has been exercised or expires unexercised or a portion of the Shares has been released from the Repurchase Option, upon request the Escrow Holder shall promptly cause a new certificate to be issued for the released Shares and shall deliver the certificate to the Company or the Purchaser, as the case may be.

               (e) Subject to the terms hereof, the Purchaser shall have all the rights of a shareholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. If, from time to time during the term of the Repurchase Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Repurchase Option.

        7. Legends. The share certificate evidencing the Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

        THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

        8. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

        9. Tax Consequences. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Purchaser understands that
Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to the Repurchase Option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. The form for making this election is attached as Exhibit A-5 hereto.

               THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

        10.    General Provisions.

               (a) This Agreement shall be governed by the internal substantive laws, but not the choice of law rules of the State of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

               (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

               Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party hereto.

               (c) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

               (d) Either party's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party's right to assert any other legal remedy available to it.

               (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

               (f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

        By Purchaser's signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

DATED:
      ------------------------

PURCHASER:                                  ROSS SYSTEMS, INC.

------------------------------              ----------------------------------
Signature                                   By

------------------------------              ----------------------------------
Print Name                                  Title

                                   EXHIBIT A-2

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto ___________________ (__________) shares of the Common Stock of Ross Systems, Inc. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

     This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement (the "Agreement") between________________________ and the undersigned dated ______________, 19__.

Dated: _______________, 19

                                      Signature:
                                                --------------------------------



INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                   EXHIBIT A-3

                            JOINT ESCROW INSTRUCTIONS



                                                        _______________, 19__


Corporate Secretary
Ross Systems, Inc.
Concourse Corporate Center 2
Two Concourse Parkway, Suite 800

Atlanta, GA  30328

Dear                  :

        As Escrow Agent for both Ross Systems, Inc., a California corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

        1. In the event the Company and/or any assignee of the Company (referred to collectively as the "Company") exercises the Company's Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

        2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's Repurchase Option.

        3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities.

Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

        4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's Repurchase Option has been exercised, you shall deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's Repurchase Option. Within 90 days after Purchaser ceases to be a Service Provider, you shall deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's Repurchase Option.

        5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

        6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

        7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

        8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

        9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

        10. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

        11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

        12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

        13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

        14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

        15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

               COMPANY:        Ross Systems, Inc.
                               Concourse Corporate Center 2
                               Two Concourse Parkway, Suite 800
                               Atlanta, GA 30328

               PURCHASER:
                               -------------------------------------

                               -------------------------------------

                               -------------------------------------

               ESCROW AGENT:  Corporate Secretary
                              Ross Systems, Inc.
                              Concourse Corporate Center 2
                              Two Concourse Parkway, Suite 800
                              Atlanta, GA 30328

        16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

        17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

        18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the internal substantive laws, but not the choice of law rules, of the State of California.

                       Very truly yours,

                       ROSS SYSTEMS, INC.

                       -------------------------------------
                       By

                       -------------------------------------
                       Title

                       PURCHASER:

                       -------------------------------------
                       Signature

                       -------------------------------------
                       Print Name

ESCROW AGENT:

-------------------------------------
Corporate Secretary

                                   EXHIBIT A-4

                                CONSENT OF SPOUSE

        I, ____________________, spouse of ___________________, have read and approve the foregoing Restricted Stock Purchase Agreement (the "Agreement"). In consideration of the Company's grant to my spouse of the right to purchase shares of Ross Systems, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, 19

                                     ------------------------------------------
                                     Signature of Spouse


                                   EXHIBIT A-5

                          ELECTION UNDER SECTION 83(b)

                      OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

        NAME:                  TAXPAYER:                   SPOUSE:

        ADDRESS:

        IDENTIFICATION NO.:     TAXPAYER:                  SPOUSE:

        TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: ________ shares (the "Shares") of the Common Stock of Ross Systems, Inc. (the "Company").

3.   The date on which the property was transferred is: __________, 19__.

4.   The property is subject to the following restrictions:

     The Shares may be repurchased by the Company, or its assignee, upon certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:

     $_______________________.

6.   The amount (if any) paid for such property is:

     $_______________________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:  ___________________, 19____  __________________________________________
                                                    Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:  ___________________, 19____  __________________________________________
                                              Spouse of Taxpayer

                                                                      Appendix B



                               ROSS SYSTEMS, INC.

                        1991 EMPLOYEE STOCK PURCHASE PLAN

                       Restated to Incorporate Amendments
                         Effective As of January 3, 1994

         The following constitute the provisions of the 1991 Employee Stock Purchase Plan of Ross Systems, Inc.

I. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

I. Definitions.

A. "Board" shall mean the Board of Directors of the Company.

A. "Code" shall mean the Internal Revenue Code of 1986, as amended.

A. "Common Stock" shall mean the Common Stock of the Company.

A. "Company" shall mean Ross Systems, Inc., a California corporation.

A. "Compensation" shall mean all base straight time gross earnings, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other compensation.

A. "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

A. "Employee" shall mean any individual who is an employee of the Company for purposes of tax withholding under the Code whose customary employment with the Company or any Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

A. "Enrollment Date" shall mean the first day of each Offering Period.

A. "Exercise Date" shall mean the last day of each Offering Period.

A. "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

(1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the last market trading day prior to the day of such determination, as reported in the Wall Street Journal or such other source as the Board deems reliable, or;

(1) If the Common Stock is quoted on the NASDAQ system (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock on the last market trading day prior to the day of such determination, as reported in the Wall Street Journal or such other source as the Board deems reliable, or;

(1) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

A. "Offering Period" shall mean a period of approximately six (6) months, commencing on the first Trading Day on or after July 1 and terminating on the last Trading Day in the period ending the following December 31, or commencing on the first Trading Day on or after January 1 and terminating on the last Trading Day in the period ending the following June 30, during which an option granted pursuant to the Plan may be exercised.

A. "Plan" shall mean this Employee Stock Purchase Plan.

A. "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

A. "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

A. "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

A. "Trading Day" shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

I. Eligibility.

A. Any Employee, as defined in paragraph 2, who has been continuously employed by the Company for at least three (3) consecutive months and who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

B. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

I. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after July 1 and January 1 of each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with paragraph 19 hereof. The Board shall have the power to change the duration of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

I. Participation.

A. An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office at least ten (10) business days prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

A. Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in paragraph 10.

I. Payroll Deductions.

         (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant's Compensation during said Offering Period.

         (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

         (c) A participant may discontinue his or her participation in the Plan as provided in paragraph 10, or may decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board shall be authorized to limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following ten (10) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in paragraph 10.

         (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal [$21,250.] Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in paragraph 10.

         (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefit attributable to sale or early disposition of Common Stock by the Employee.

I. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of shares determined by dividing $12,500 by the fair market value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Section 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8, unless the participant has withdrawn pursuant to Section 10, and shall expire on the last day of the Offering Period.

I. Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10 below, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in paragraph 10. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

I. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of either (i) a certificate representing the shares purchased upon exercise of his or her option, or (ii) a statement specifying the number of shares so purchased.

I. Withdrawal; Termination of Employment.

A. A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

A. Upon a participant's ceasing to be an Employee for any reason or upon termination of a participant's employment relationship (as described in Section 2(g)), the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under paragraph 14, and such participant's option will be automatically terminated.

A. In the event an Employee fails to remain an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to such participant and such participant's option terminated.

A. A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

I. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.


I. Stock.

A. The maximum number of shares of the Company' Common Stock which shall be made available for sale under the Plan shall be 800,000 shares, plus an annual increase to be added on the date of each annual meeting of the stockholders equal to the lesser of (i) 150,000 shares, (ii) 1% of the outstanding shares on the record date for such annual meeting of stockholders or (iii) a lesser amount determined by the Board, subject to adjustment upon changes in capitalization of the Company as provided in Section XVIII hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

         A. The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

A. Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

I. Administration.

A. Administrative Body. The Plan shall be administered by the Board of the Company or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

         (1) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

         (2) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

A. Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under The Securities Exchange Act of 1934, as amended, or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

I. Designation of Beneficiary.

A. A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option.

A. Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

I. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with paragraph 10.

I. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

I. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

I. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

         In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in paragraph 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

         The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

I. Amendment or Termination.

A. The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in paragraph 18, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in paragraph 18, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

A. Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

I. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

I. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

I. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of twenty (20) years unless sooner terminated under paragraph 19.

         23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                                    EXHIBIT A

                               ROSS SYSTEMS, INC.

                        1991 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT

            _____ Original Application Enrollment Date: ___________

                                        _____ Decrease in Payroll Deduction Rate

_____ Change of Beneficiary(ies)

1. __________________ hereby elects to participate in the Ross Systems, Inc. 1991 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (not to exceed 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Ross Systems, Inc. 1991 Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining stockholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of: _______________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were delivered to me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any such disposition and I will make adequate provision for Federal, State or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME:  (Please print)______________________________________________
                      (First)         (Middle)               (Last)

__________________________          _____________________________________
Relationship

                                    _____________________________________
                                    (Address)

NAME:  (Please print)______________________________________________
                      (First)         (Middle)               (Last)

__________________________          ____________________________________
Relationship

                                    ____________________________________
                                    (Address)

Employee's Social

Security Number:                   ____________________________________

Employee's Address:                ____________________________________

                                   ____________________________________

                                   ____________________________________


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
      ____________________          ____________________________________
                                    Signature of Employee

                                    EXHIBIT B

                               ROSS SYSTEMS, INC.

                        1991 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL

         The undersigned participant in the Offering Period of the Ross Systems, Inc. 1991 Employee Stock Purchase Plan which began on ____________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                             Name and Address of Participant

                                             ______________________________

                                             ______________________________

                                             ______________________________


                                             Signature

                                             ______________________________


                                             Date: ________________________

                               ROSS SYSTEMS, INC.

                      1998 ANNUAL MEETING OF STOCKHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned stockholder of Ross Systems, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 13, 1998, and hereby appoints Dennis V. Vohs and J. Patrick Tinley, and each of them, proxies and attorneys-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Stockholders of Ross Systems, Inc. to be held on November 18, 1998, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

1. Election of directors:

    Nominees: Dennis V. Vohs, Mario M. Rosati, Bruce J. Ryan, J. Patrick Tinley,
    J. William Goodhew

    [   ] FOR all nominees listed above (except as marked to the contrary below)

    [   ] WITHHOLD AUTHORITY to vote for all nominees listed above
                                        ________________________________________
    INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee(s) name(s) on the line above.

2. Proposal to approve an amendment to the 1998 Incentive Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares:

                [   ]  FOR      [   ]  AGAINST      [   ]  ABSTAIN

3. Proposal to approve an amendment to the 1991 Employee Stock Purchase Plan to
   (i) increase the number of shares of Common Stock reserved for issuance thereunder by 150,000 shares and (ii) commencing in fiscal year 2000, provide for an annual increase in the number of shares of Common Stock reserved thereunder by the lesser of 150,000 shares or 1% of outstanding shares of Common Stock:

                [   ]  FOR      [   ]  AGAINST      [   ]  ABSTAIN

4. Proposal to ratify appointment of Arthur Andersen LLP as independent auditors of Ross Systems, Inc. for the fiscal year ending June 30, 1999:

               [   ]  FOR      [   ]  AGAINST      [   ]  ABSTAIN

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

Both of such attorneys or substitutes (if both are present and acting at said meeting or any adjournment(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [   ]

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT OF THE 1998 INCENTIVE STOCK OPTION PLAN, FOR THE AMENDMENT TO THE 1991 EMPLOYEE STOCK PURCHASE PLAN AND FOR THE APPOINTMENT OF ARTHUR ANDERSEN LLP, OR AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OF THE MEETING.
Dated: ________________________________
_______________________________________
               Signature
_______________________________________
               Signature

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)